November 2024

Important Information 2 Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the outlook for the quarter ending January 25, 2025, including, but not limited to, those statements related to our recent acquisitions and those found under the “Outlook” section of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s credit agreement, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on November 25, 2024 and on the Company's Investor website at https://dycomind.com/investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results.

3 Nationwide footprint with 15,900+ employees across 560+ field offices throughout all 50 states Significant scale $4.2 Billion of contract revenues & $505 Million of Adjusted EBITDA in fiscal 2024 Durable customer relationships with well established, leading telecommunications providers that span decades; anchored by MSAs and other long-term contracts Leading provider of specialty contracting services to the telecommunications infrastructure and utility industries throughout the US Who We Are

Intensely Focused on Telecommunications Market 4 Program Management From the smallest town to the largest city, we manage telecommunications projects that connect America Engineering Our integrated engineering teams work hand-in-hand with construction and logistics teams throughout the full lifecycle of a project Wireline and Wireless Construction We complete wireline construction projects nationwide including outside plant, underground, aerial, splicing and activation as well as wireless construction including new site builds, upgrades, and small cell deployments Maintenance & Restoration We provide ongoing maintenance and service for telecommunication networks across the country, including emergency restoration services Locating Our locating services provide the skilled workforce necessary for excavators to start jobs right Fulfillment Dycom provides fulfillment services including complete in-home and drop installations, as well as repair and maintenance Dycom Industries, Inc. is a leading provider of specialty contracting services to the telecommunications infrastructure and utility industries throughout the United States with 90% of contract revenues from telecommunications services in fiscal 2024

Fiscal 2024 Highlights 5 FY 2024 FY 2023 Y/Y Contract Revenues $4,176 $3,808 9.6% Organic Revenue Growth2 6.9% Adjusted EBITDA3 $481 $366 31.4% Adjusted EBITDA %3 11.6% 9.6% Adjusted Diluted EPS3 $6.78 $4.74 43.0% Operating Performance • Revenue growth and margin expansion • Total Backlog1 of $7.856 billion as of Q3 2025 Liquidity • Strong liquidity of $462.8 million as of Q3 2025 • Sound credit metrics and no near-term debt maturities Capital Allocation • Continued to invest in organic growth • In Q3 2025, acquired Black & Veatch’s public carrier wireless telecommunications infrastructure business for $150 million in cash $ Millions, Except EPS Financial Snapshot

Industry Overview 6 We believe the appetite for massive fiber deployments will continue to drive strong demand for our services and broaden the opportunities for our industry Many of our customers have entered into strategic transactions and refinancings intended to increase capital expenditures for fiber deployments and homes passed expectations The advent of AI data centers has created expanding opportunities as hyperscalers look to connect data centers with private inter and intracity, redundant fiber networks Wireless networks are deploying additional spectrum bands and equipment to more broadly and efficiently provision higher broadband services for both fixed and mobile access Public capital programs, including BEAD, are providing an unprecedented level of support to address the most difficult and expensive broadband deployment locations in rural America and represent a generational deployment opportunity As customer projects increase in scope and complexity, our focus, scale and financial strength uniquely position us to deliver valuable service and meet the demands of our customers

Strong Secular Trend Around High-Speed Connectivity 7 Dramatically increased speeds for consumers are being provisioned and consumer data usage is growing - Pascal Desroches, CFO AT&T - October 2024 • In 3Q24, the percentage of Power Users consuming 1 TB or more per month increased 13% year-over-year to 18.6% • The category of Super Power Users consuming 2 TB or more per month increased 25% year-over-year to 3.6% • The monthly weighted average data consumed by subscribers in 3Q24 increased 7% year-over-year to 590 GB “ Fiber ARPU of $70.36 was up 3.2% year-over- year with intake ARPU approximately $75. We continue to see solid uptake in higher-speed fiber tiers and a healthy underlying pricing. ” 2.9% 3.6% 16.4% 18.6% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3Q 23 3Q 24 P e rc e n ta g e o f S u b sc ri b e rs Provisioned Speed Tiers of Broadband Subscribers >2+ TB > 1+ TB 550.2 590.1 0 100 200 300 400 500 600 700 G ig a b yt e s Weighted Average Data Consumed per Month Source: OpenVault OVBI

Multiple Industry Tailwinds Driving Sustainable Growth 8 Increasing amounts of capital are being attracted to the deployment and operations of high-capacity telecommunications infrastructure driven by strong consumer demand Fiber to the Home Deployments and Cable Capacity Expansion Projects Fiber deployment capex continues to increase; recently announced strategic M&A, joint ventures and refinancings have further expanded commitments to deploy capital Significant Government Spending on Communications Infrastructure Broadband, Equity, Access, and Deployment (BEAD) program, Rural Digital Opportunity Fund (RDOF), and American Rescue Plan (ARPA) combined provide over $70 billion in funding for deploying high-speed internet access in rural America Wireless Providers Implementing Network Upgrades Wireless networks are deploying additional spectrum bands and equipment to more broadly and efficiently provision higher broadband services for both fixed and mobile access Artificial Intelligence Driving Demand for Network Deployments Hyperscalers serve as a new source of capital to our industry for the dramatic expansion of intercity fiber networks

0 50 100 150 Passings as of 2023 Homes Available - Urban and Suburban Homes Available - Urban, Suburban & Rural U .S . H o m e s w it h F ib e r P a ss in g s (a ) (i n M il li o n s) Key Driver: Fiber to the Home Deployments 9 Increasing consumer demand for bandwidth continues to drive fiber deployments • Private capital estimated to fund fiber deployments that ultimately address 75% to 80% of homes in the U.S.; certain urban and suburban markets likely to have two or more service providers • Federal and state government programs providing capital for the construction of communications networks in unserved and underserved areas across the country estimated to address the ~30 million rural homes previously not in reach (a) Total addressable fiber passings are based on an estimate of 140 million total U.S. households (FBA 2023) 140 110 70 Addressable Homes – Urban & Suburban Addressable Homes – Rural We're also going to talk about our acceleration on Fios. We think that's a great opportunity for us to do that this moment. We will, as we have closed the Frontier acquisition, have more than 30 million passings, fiber passing, and we'll also see a clear path of somewhat of 35 million to 40 million passings after Frontier and what we're doing ourselves. “ ” - Hans Vestberg, CEO Verizon – October 2024

Key Driver: Fiber to the Home Deployments (continued) 10 Massive fiber investment presents significant opportunities for sustained growth Analyst research indicates the number of homes passed with fiber will exceed 10 million in 2025 and remain at this rate for several years Fiber capex continues to increase as rural subsidized opportunities grow from both state and federally funded programs As we've stated before, the better-than-expected returns we're seeing on our fiber investment, potentially expand our opportunity to go beyond our initial build target by roughly 10 million to 15 million additional locations. We look forward to providing you with a more detailed update on our plans for expanding the reach of AT&T Fiber during our Analyst and Investor Day on December 3. “ ” - Pascal Desroches, CFO AT&T – October 2024 Telco Passings as a % of U.S. Households We Estimate Fiber Capex Reaches $30B+/Year by 2027 ($MMs) Source: Wells Fargo Equity Research, “DY: Outlook Remains Constructive as Fiber Sentiment Improves; Raising PT”, 25 February 2024 © Wells Fargo 2024 Source: UBS Global Research and Evidence Lab Broadband Roundup August 12, 2024. All rights reserved. Reproduced with permission. May not be forwarded or otherwise distributed.

Key Driver: Increased Fiber Capacity for Artificial Intelligence (AI) 11 AI data centers driving demand for broad new national deployments of high-capacity, low latency intercity networks and metro fiber rings • Hyperscalers may serve as a new source of capital to our industry for the dramatic expansion of intercity fiber networks, the first significant expansion of that portion of the nation's network in approximately 25 years • Industry discussions also suggest that the importance of low latency to AI as it moves from training to inference will create an opportunity around moving data centers closer to the edge of the network; the trend to the edge may well increase metro fiber ring deployments and enhancements • Recent announcements from Lumen, Microsoft and Corning regarding multi-billion dollar strategic partnerships and fiber supply agreements evidence the demand for connectivity fueled by AI

Key Driver: Wireless Deployments 12 Wireless construction activity in support of newly available spectrum bands and fixed wireless access continues this year • Wireless networks are deploying additional spectrum bands and equipment to more broadly and efficiently provision higher broadband services for both fixed and mobile access • Emerging wireless technologies driving significant wireline deployments • Wireline deployments are the foundational element of what is expected to be a decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency 5G applications …in some of our big markets where we have fiber, our wireless market share is 500 basis points or 5% better than if we don't have fiber. So, we can cross-sell mobility to our Frontier base when we close it, to our new cohorts of fiber that are coming in, but also customers who have access to fiber, but don't have fiber today, we'll be able to cross-sell them. So, two revenue upside opportunity for us as we build out our converged offering. - Sowmyanarayan Sampath, CEO of Consumer Group Verizon – October 2024 ” “

Key Driver: US Government Spending on Communications Infrastructure 13 BEAD Funding Allocations by State Source: NTIA Internet for All: State Allocation Totals Select US Government Programs: Broadband, Equity, Access and Deployment (BEAD) Program Provides over $40 billion for the construction of rural communications networks in unserved and underserved areas across the country Rural Digital Opportunity Fund (RDOF) Provides $20 billion for fixed broadband in unserved rural America American Rescue Plan Act of 2021 (ARPA) Capital Projects Fund provides $10 billion for broadband USDA ReConnect Program Provides grants and loans for broadband in rural areas Federal and state programs are providing unprecedented levels of capital for rural deployments

Local Credibility, National Capability 14 Dycom combines local knowledge with national reach Operating Subsidiaries Corporate headquarters Subsidiary headquarters Branch location

Durable Customer Relationships 15 Increasing customer breadth and opportunity; well-established investment grade customers comprise a substantial portion of revenue

Anchored by Long-Term Agreements 16 FY 2024 Revenue by Contract Type • Dycom is party to hundreds of MSA’s and other agreements with customers that extend for periods of one or more years • Generally multiple agreements maintained with each customer • Master Service Agreements (MSA’s) are multi-year, multi-million dollar arrangements covering thousands of individual work orders generally with exclusive requirements; majority of contracts are based on units of delivery • Backlog of $7.856 billion as of Q3 2025 Backlog1

10+ Years of Robust Cash Flow Generation 17 Prudent approach to capital allocation: • $651 million invested in share repurchases • $375 million invested in business acquisitions • $1,411 million in CapEx, net of disposals Fiscal 2014 – Fiscal 2024 Strong operating cash flows of $2.201 billion over 10+ years Robust cash flow generation and prudent capital allocation provide strong foundation for returns

Financial Update

$3,131 $3,808 $4,176 FY 2022 FY 2023 FY 2024 Contract Revenues $ M il li o n s $244 $366 $481 7.8% 9.6% 11.6% FY 2022 FY 2023 FY 2024 Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA % $ M il li o n s (0.2)% 21.8% 6.9% FY 2022 FY 2023 FY 2024 Non-GAAP Organic Growth (Decline) %2 $1.52 $4.74 $6.78 FY 2022 FY 2023 FY 2024 Non-GAAP Adjusted Diluted EPS4 Annual Trends 19 3 3

Quarterly Trends 20 $917 $1,045 $1,042 $1,136 $952 $1,142 $1,203 $1,272 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Contract Revenues $ M il li o n s $83 $114 $131 $143 $94 $131 $158 $171 9.1% 10.9% 12.6% 12.9% 9.8% 11.5% 13.2% 13.4% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA % $ M il li o n s 20.5% 19.3% 7.1% 4.6% (2.5)% 2.5% 9.2% 7.6% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Non-GAAP Organic Growth (Decline) %2 $0.83 $1.73 $2.03 $2.23 $0.79 $2.12 $2.46 $2.68 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Non-GAAP Adjusted Diluted EPS 3 3 3

Debt and Liquidity Overview 21 • Strong liquidity6 of $462.8 million at Q3 2025 • Increase in net debt to fund acquisition in the quarter • Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company’s historical range of net leverage Debt maturity profile and liquidity provide financial flexibility Debt Summary Q2 2025 Q3 2025 $ Millions 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures January 2029:5 Term Loan Facility 450.0 450.0 Revolving Facility - 155.0 Total Notional Amount of Debt $ 950.0 $ 1,105.0 Less: Cash and Equivalents 19.6 15.3 Notional Net Debt 930.4 1,089.7

Cash Flow Overview 22 • Solid operating cash flows during Q3 2025 • Days Sales Outstanding (“DSO”)7 were 119 days at Q3 2025 • Gross capital expenditures were $74.6 million and disposal proceeds were $8.2 million for Q3 2025 • In Q3 2025, acquired Black & Veatch’s public carrier wireless telecommunications infrastructure business for $150 million in cash Cash Flow Summary Q3 2024 Q3 2025 $ Millions Operating cash flow $ (37.3) $ 65.8 Capital expenditures, net of proceeds from sale of assets $ (57.0) $ (66.4) Cash paid for acquisitions, net of cash acquired $ (122.9) $ (150.1) Borrowings on Senior Credit Facility $ 149.6 $ 155.0 Other financing and investing activities, net $ (0.1) $ (8.6) Operating Cash Flow

Capital Allocated to Maximize Returns Invest in Organic Growth Focus on organic growth opportunities through strategic capital investments in the business Pursue Complementary Acquisitions Selectively acquire businesses that further strengthen our customer relationships, geographic scope, and technical service offerings • In Q3-24, acquired Bigham Cable Construction, Inc.; the acquisition strengthens our customer base and geographic scope and expands our ability to further address growth opportunities in rural broadband deployments • In Q1-25 and Q2-25 acquired telecommunications construction contractors expanding our geographic reach in the Midwest US and Alaska, respectively • In Q3-25, acquired Black & Veatch’s public carrier wireless telecommunications infrastructure business; the acquisition strategically expands our geographic presence enabling Dycom to more broadly address growth opportunities in wireless network modernization, including Open RAN transformation initiatives, and deployment services Shares Repurchases Repurchased 27.7 million shares for approximately $994 million from fiscal 2002 through fiscal Q3 2025 As of Q3 2025, $90.9 million authorization available for share repurchases through February 2025 23 Dycom is committed to maximizing its long-term returns through prudent capital allocation

Committed to Sustainability 24 We believe that addressing sustainability risks and opportunities through our corporate strategy and operations allows us to best serve our stakeholders People Safety Environment Employees are our most important resource and are at the heart of everything we do. We strive every day to create the right environment for them to grow their skills, work collaboratively, and deliver our services at the highest quality to our customers. We strive to ensure the highest level of protection for our employees, customers, and the community in which we operate by fostering an instinctually safe culture. Working together, we strive to continually reduce our environmental impact by embracing advancements in sustainable technologies optimized by core business practices and a highly skilled workforce.

Questions and Answers

26 This slide was used on November 20, 2024 in connection with the Company’s conference call for its fiscal 2025 third quarter results. This information is provided for your reference only and should not be interpreted as a reiteration of these projections by the Company at any time after the date originally provided. Reference is made to slide 2 titled “Important Information” with respect to these slides. The information and statements contained in this slide that are forward-looking are based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on November 20, 2024.

Notes 27 1. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, information provided in accordance with GAAP. Participants in the Company’s industry also disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 2. Organic growth (decline) % from businesses that are included for the entirety of both the current and prior year periods, excluding contract revenues from storm restoration services and certain non-recurring items. When applicable, storm restoration revenues from acquired businesses are presented as revenues from storm restoration services in the calculation of organic growth (decline) %. 3. The impacts of a change order and the closeout of several projects increased contract revenues by $26.5 million for Q3 2024. After the impacts of certain other costs, these items contributed $23.6 million to Adjusted EBITDA for the Q3 2024 and fiscal year 2024. As a result, reported Adjusted EBITDA as a percentage of contract revenues was increased by 1.8% and 0.5% for Q3 2024 and fiscal year 2024, respectively. On an after-tax basis, these items contributed approximately $17.5 million to reported net income, or $0.59 per common share diluted for Q3 2024 and fiscal year 2024. The impacts of these items are excluded from Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted EBITDA %, Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share in this presentation. Additionally, the impacts of these items are excluded from the Q3 2025 Non-GAAP Organic Revenue Growth % for the purpose of comparing to Q3 2024. 4. In fiscal 2022, the Company excluded certain tax impacts from the vesting and exercise of share-based awards when calculating Non-GAAP Adjusted Net Income. For comparability to other companies in the industry, the Company no longer excludes these tax impacts from its Non-GAAP measures beginning with the results for the first quarter of fiscal 2023. 5. As of both Q2 2025 and Q3 2025, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility. 6. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 7. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers.

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